Exhibit 10.3

Leak-out AGREEMENT

THIS LEAK-OUT AGREEMENT (this “Agreement”) is made and entered into as of June 3, 2026 between (i) Cycurion, Inc., a Delaware corporation (the “Company”), and (ii) the undersigned equityholders (each, a “Holder”) of Secuvant, LLC, a Utah limited liability company. The Company and the Holder are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties”. Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the Merger Agreement (as defined below).

WHEREAS, the Company, Cycurion Merger Sub, LLC, and Secuvant, LLC have entered into that certain Merger Agreement dated May 21, 2026 (the “Merger Agreement”), pursuant to which Holder will receive, among other things, equity securities of the Company as part of the Merger Consideration, including shares of the Company’s preferred stock, par value $0.0001 per share (the “Preferred Shares”);

WHEREAS, pursuant to the Merger Agreement, all Preferred Shares issued as Equity Consideration, and any shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”) issuable upon conversion thereof, are restricted securities and shall be subject to contractual transfer restrictions intended to promote an orderly market and compliance with applicable securities laws;

WHEREAS, the 888,888 shares of Preferred Shares and all of Common Stock issuable upon conversion thereof, and any Earn-Out Shares issued in respect of a Performance Earn-Out shall be subject to a lock-up period six months following the Closing Date, during which time such securities may not be sold, transferred, pledged, hedged, or otherwise disposed of, except as expressly permitted pursuant to Merger Agreement, the Lock-Up Agreement and this Agreement (the “Leak-Out Securities”);

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated into this Agreement as if fully set forth below, and intending to be legally bound hereby, the Parties hereby agree as follows:

1. Leak-Out Commencement. This Agreement shall become effective immediately upon expiration of the Lock-Up Period described in the Lock-Up Agreement entered into pursuant to the Merger Agreement and shall expire five fiscal quarters from the date hereof (the “Leak-Out Period”).

2. Quarterly Volume Limitation.

(a) During the Leak-Out Period, the Holder may Transfer Leak-Out Securities only up to an amount equal to twenty percent (20%) of the aggregate number of Leak-Out Securities originally issued to the Holder in any single calendar quarter (the “Quarterly Cap”). For purposes of calculating the Quarterly Cap, all Leak-Out Securities issued to the Holder pursuant to the Merger Agreement, including any securities issued in settlement of a Performance Earn-Out, shall be aggregated and treated as a single position. Transfers by the Holder and any of its Affiliates or controlled entities shall be aggregated for purposes of determining compliance with the Quarterly Cap.

(b) The Quarterly Cap shall apply regardless of the method or form of Transfer, including sales effected pursuant to an effective resale registration statement, Rule 144, or any other available exemption under applicable securities laws. The Holder shall not divide, sequence, or structure Transfers, or coordinate with third parties, in a manner intended to circumvent or evade the Quarterly Cap or the timing restrictions set forth in this Agreement. Any Transfer in excess of the applicable Quarterly Cap for a given calendar quarter shall constitute a breach of this Agreement and shall be null and void ab initio.

(c) For the purposes of this Section 2, “Transfer” shall mean the (a) sale of, offer to sell, contract or agreement to sell (including, for the avoidance of doubt, through a distribution in specie), hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the U.S. Securities and Exchange Commission promulgated thereunder with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

3. Carry-Forward of Unused Capacity

(a) To the extent that the Holder is unable to Transfer all Leak-Out Securities permitted under the applicable Quarterly Cap for any calendar quarter, the unused portion of such Quarterly Cap (the “Unused Capacity”) shall automatically carry forward. Such Unused Capacity shall be added to and increase the Quarterly Cap for the immediately succeeding calendar quarter, and, if not fully utilized in such quarter, shall continue to carry forward to subsequent calendar quarters until exhausted.

(b) The carry-forward of Unused Capacity shall apply only to contractual volume limitations under this Agreement and shall not be deemed to waive, limit, or modify any requirements of applicable securities laws. The existence of Unused Capacity in any calendar quarter shall not permit the Holder to effect any Transfer in violation of applicable securities laws, but the Holder shall not forfeit any contractual sale capacity solely as a result of such legal limitations.

(c) The Company shall not take any action, and shall cause its transfer agent not to take any action, the effect of which would be to eliminate, reset, or reduce the Holder’s Unused Capacity carried forward pursuant to this Section 3, except as expressly permitted under this Agreement or the Merger Agreement.

4. Coordination with Securities Laws

(a) Notwithstanding anything to the contrary in this Agreement, no Transfer of Leak-Out Securities may be effected except in compliance with applicable federal and state securities laws, including the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, including Rule 144, as applicable. Compliance with the volume, timing, and manner-of-sale limitations set forth in this Agreement shall not be deemed to permit any Transfer that would otherwise be prohibited under applicable securities laws, nor shall compliance with such securities laws be deemed to excuse a failure to comply with the contractual restrictions set forth herein.

(b) If, for any calendar quarter, the restrictions imposed by applicable securities laws are more restrictive than the contractual limitations set forth in this Agreement, such securities law restrictions shall control solely with respect to the affected Transfers for such period, and any resulting inability to sell Leak-Out Securities shall be treated as Unused Capacity for purposes of Section 3.

5. Manner of Sale

(a) All Transfers of Leak-Out Securities during the Leak-Out Period shall be effected in an orderly manner and through bona fide market, or block-trade, transactions consistent with customary trading practices for securities listed on a national securities exchange. The Holder shall not engage in or coordinate any series of transactions, hedging activities, or sales arrangements designed to evade, circumvent, or undermine the volume, timing, or sequencing limitations set forth in this Agreement, whether directly or indirectly through Affiliates or third parties.

(b) The Holder acknowledges that the purpose of the leak-out restrictions is to promote an orderly and non-disruptive market for the Company’s securities and agrees to conduct all Transfers in a manner reasonably designed to avoid excessive market volatility. Any Transfer effected in violation of this Section 5 shall constitute a breach of this Agreement and shall be void and of no force or effect for purposes of recognition by the Company or its transfer agent.

6. Price-Based Acceleration. If, at any time following the Closing Date, the closing price of the Company’s common stock equals or exceeds $4.50 (as equitably adjusted for any stock split, reverse stock split or other recapitalization) for twenty (20) consecutive Business Days (or for twenty (20) Business Days within any thirty (30) Business-Day period), then all contractual transfer restrictions applicable to the Leak-Out Securities under this Agreement, the Lock-Up Agreement, and any related agreement shall automatically terminate without any further action by the Company or the Holder (the “Price-Based Acceleration Event”). Upon the occurrence of such Price-Based Acceleration Event, the Leak-Out Securities shall be freely transferable, subject only to compliance with applicable securities laws, including Rule 144 and any applicable holding-period or manner-of-sale requirements.

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7. Stop Transfer. The Holder acknowledges and agrees that, for the purpose of enforcing the transfer restrictions set forth in this Agreement, the Company may impose and maintain appropriate stop-transfer instructions with respect to the Leak-Out Securities during the Leak-Out Period. The Company may instruct its transfer agent not to register any Transfer of Leak-Out Securities that is not in compliance with this Agreement and may require such additional

8. Miscellaneous.

(a) Termination. This Agreement shall automatically terminate upon the earliest to occur of: (i) expiration of the Leak-Out Period, (ii) the termination of all contractual transfer restrictions pursuant to the Merger Agreement; or (iii) the occurrence of a Price-Based Acceleration Event described in Section 6.

(b) Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure solely to the benefit of the Parties hereto and their respective permitted successors and assigns. Except as otherwise provided in this Agreement, this Agreement shall not be assigned by operation of Law or otherwise without the prior written consent of the Parties. Any assignment without such consent shall be null and void; provided, that no such assignment shall relieve the assigning Party of its obligations hereunder.

(c) Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a Party hereto or thereto or a successor or permitted assign of such a Party.

(d) Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware applicable to contracts to be performed in that State. All legal actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any Delaware Chancery Court; provided, however, that if jurisdiction is not then available in the Delaware Chancery Court, then any such legal Action may be brought in any federal court located in the State of Delaware or any other Delaware state court. The Parties hereby (a) irrevocably submit to the exclusive jurisdiction of the aforesaid courts for themselves and with respect to their respective properties for the purpose of any Action arising out of or relating to this Agreement brought by any Party and (b) agree not to commence any Action relating thereto except in the courts described above in Delaware, other than Actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each Party further agrees that notice as provided herein shall constitute sufficient service of process and the Parties further waive any argument that such service is insufficient. Each Party hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Action arising out of or relating to this Agreement or the Transactions, (i) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (ii) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the Action in any such court is brought in an inconvenient forum, (ii) the venue of such Action is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(e) WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREIN. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION .

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(f) Interpretation. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The Parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(g) Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery (a) in person, (b) by e-mail (without receiving notice of non-receipt or other “bounce-back”), (c) by reputable, nationally recognized overnight courier service or (d) by registered or certified mail, pre-paid and return receipt requested; provided, however, that notice given pursuant to clauses (c) and (d) above shall not be effective unless a duplicate copy of such notice is also given in person or by e-mail (without receiving notice of non-receipt or other “bounce-back”); in each case to the applicable Party at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to the Company, to:

Cycurion, Inc.

1640 Boro Place

McLean, VA 22102

Attn: L. Kevin Kelly

Email: kevin.kelly@cycurion.com

If to the Holder, to:

the address set forth under the Holder’s name on the signature page hereto.

With a copy to (which shall not constitute notice): Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Attn: Keith Billotti Email: billotti@sewkis.com

(h) Amendments and Waivers. This Agreement may be amended, supplemented, modified or waived only by execution of a written instrument signed by each of the Parties. No failure or delay by a Party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(i) Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

(j) Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. The Parties further agree that each party shall be entitled to seek specific performance of the terms hereof and immediate injunctive relief and other equitable relief to prevent breaches, or threatened breaches, of this Agreement, without the necessity of proving the inadequacy of money damages as a remedy and without bond or other security being required, this being in addition to any other remedy to which they are entitled at law or in equity.

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(k) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the Parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the Parties is expressly superseded; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the Parties under the Merger Agreement or any Ancillary Document. Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights, remedies or obligations of the Parties under any other agreement between the Holder and the Company or any certificate or instrument executed by the Holder in favor of the Company, and nothing in any other agreement, certificate or instrument shall limit any of the rights, remedies or obligations of the Parties under this Agreement.

(l) Further Assurances. From time to time, at another Party’s request and without further consideration (but at the requesting Party’s reasonable cost and expense), each Party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(m) Counterparts; Facsimile. This Agreement may be executed and delivered (including by facsimile, email or other electronic transmission) in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

The Company:

Cycurion, Inc.

By:	/s/ L. Kevin Kelly
Name:	L. Kevin Kelly
Title:	Chief Executive Officer

[Signature Page to Leak-Out Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

Holder:

Name of Holder:	Todd Neilson
Signature of Authorized Signatory of Holder:	/s/ Todd Neilson
Name of Authorized Signatory:	Todd Neilson
Title of Authorized Signatory:	Individual

Notice Information:

Address:
Email:

[Signature Page to Leak-Out Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

Holder:

Name of Holder:	Lighthouse Business Catalysts, LLC
Signature of Authorized Signatory of Holder:	/s/ Jared Mabey
Name of Authorized Signatory:	Jared Mabey
Title of Authorized Signatory:	Manager

Notice Information:

Address:
Email:

[Signature Page to Leak-Out Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

Holder:

Name of Holder:	Kent Howard
Signature of Authorized Signatory of Holder:	/s/ Kent Howard
Name of Authorized Signatory:	Kent Howard
Title of Authorized Signatory:	Individual

Notice Information:

Address:
Email:

[Signature Page to Leak-Out Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

Holder:

Name of Holder:	Elgan Jones
Signature of Authorized Signatory of Holder:	/s/ Elgan Jones
Name of Authorized Signatory:	Elgan Jones
Title of Authorized Signatory:	Individual

Notice Information:

Address:
Email:

[Signature Page to Leak-Out Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

Holder:

Name of Holder:	Danny White
Signature of Authorized Signatory of Holder:	/s/ Danny White
Name of Authorized Signatory:	Danny White
Title of Authorized Signatory:	Individual

Notice Information:

Address:
Email:

[Signature Page to Leak-Out Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

Holder:

Name of Holder:	Clear Path Investments, LLC
Signature of Authorized Signatory of Holder:	/s/ Ryan Layton
Name of Authorized Signatory:	Ryan Layton
Title of Authorized Signatory:	Manager

Notice Information:

Address:
Email:

[Signature Page to Leak-Out Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

Holder:

Name of Holder:	Brian Tenney
Signature of Authorized Signatory of Holder:	/s/ Brian Tenney
Name of Authorized Signatory:	Brian Tenney
Title of Authorized Signatory:	Individual

Notice Information:

Address:
Email:

[Signature Page to Leak-Out Agreement]